EXHIBIT 99.2
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                The Corridor Contract Administration Agreement

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                  CORRIDOR CONTRACT ADMINISTRATION AGREEMENT

          This CORRIDOR CONTRACT ADMINISTRATION AGREEMENT, dated as of March 30, 2006 (this "Agreement"), among THE BANK OF NEW YORK ("BNY"), as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee under the Pooling and Servicing Agreement referred to below (in such capacity, the "Trustee"), and CREDIT SUISSE SECURITIES (USA) LLC ("Credit Suisse").

          WHEREAS, Credit Suisse Management LLC, an affiliate of Credit Suisse, is a party to three interest rate corridor agreements between Credit Suisse Management LLC and Credit Suisse International (the "Counterparty"), one with a Trade Date of February 15, 2006 and a reference number of 53106558N, one with a Trade Date of March 3, 2006 and a reference number of 53109611N3 and one with a Trade Date of March 22, 2006 and a reference number of 53113176N, copies of which are attached to this Agreement at Exhibit A;

          WHEREAS, a trust fund (the "Trust Fund") will be created pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), among Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and the Trustee;

          WHEREAS, simultaneously with the execution and delivery of this Agreement, Credit Suisse Management LLC, an affiliate of Credit Suisse, is assigning all of its rights, and delegating all of its duties and obligations (other than its obligation to pay the Fixed Amounts and any Fees, if applicable (as defined in the Corridor Contracts)), under the Corridor Contracts to the Corridor Contract Administrator, pursuant to the novation confirmations, dated as of the date hereof (the "Novation Confirmations"), among Credit Suisse Management LLC, as assignor, the Corridor Contract Administrator, as assignee, and the Counterparty;

          WHEREAS, Credit Suisse desires that the Net Payments (as defined below) on the Corridor Contract be distributed to the Trustee on behalf of the Trust Fund to be applied for the purposes specified in the Pooling and Servicing Agreement and that the Excess Payments (as defined below) on the Corridor Contract be distributed to Credit Suisse;

          WHEREAS, Credit Suisse and the Trustee desire to appoint the Corridor Contract Administrator, and the Corridor Contract Administrator desires to accept such appointment, to distribute funds received under the Corridor Contract to the Trustee and to Credit Suisse as provided in this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

          Benefited Certificates: The Class 1-A-1 and Class 1-A-7
Certificates.

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          Calculation Period: With respect to a Corridor Contract and any payment made under such Corridor Contract, the related "Calculation Period" as defined in such Corridor Contract.

          Controlling Party: As defined in Section 5.

          Corridor Contract Account: The separate account created and maintained by the Corridor Contract Administrator pursuant to Section 3 with a depository institution in the name of the Corridor Contract Administrator for the benefit of Credit Suisse and the Trustee on behalf of the Holders of the Benefited Certificates and designated "The Bank of New York for Credit Suisse Securities (USA) LLC and certain registered Holders of CWALT, Inc., Mortgage Pass-Through Certificates, Series 2006-7CB". Funds in the Corridor Contract Account shall be held for Credit Suisse and the Trustee on behalf of the Holders of the Benefited Certificates as set forth in this Agreement.

          Day Count Fraction: With respect to a Corridor Contract and any Distribution Date, the "Floating Rate Day Count Fraction" specified for the Calculation Period related to such Distribution Date in such Corridor Contract.

          Excess Payment: For any Distribution Date, (a) with respect to any payment received by the Corridor Contract Administrator from the Counterparty in respect of a Corridor Contract for such Distribution Date (other than any payment in respect of an early termination of a Corridor Contract), an amount equal to the excess, if any, of such payment over the Net Payment for such Distribution Date and (b) with respect to any payment received by the Corridor Contract Administrator from the Counterparty in respect of an early termination of a Corridor Contract received during the period from and including the immediately preceding Distribution Date to and excluding the day immediately preceding the current Distribution Date, an amount equal to the excess, if any, of such payment over the Net Payment in respect of such payment. Notwithstanding the foregoing, in the event that the Class Certificate Balance of the related Class of Benefited Certificates is reduced to zero prior to the termination of such Corridor Contract, the Excess Payment for any Distribution Date following the Distribution Date on which the Class Certificate Balance of the related Class of Benefited Certificates is reduced to zero shall be the entire payment received from the Counterparty.

          LIBOR: With respect to a Corridor Contract, the "Floating Rate" as defined in such Corridor Contract.

          Net Payment: For any Distribution Date, (a) with respect to any payment received by the Corridor Contract Administrator from the Counterparty in respect of a Corridor Contract for such Distribution Date (other than any payment in respect of an early termination of a Corridor Contract), an amount equal to the product of (i) the excess, if any, of (x) LIBOR over (y) the related Strike Rate, (ii) the lesser of (x) the related Notional Balance for such Distribution Date and (y) the Class Certificate Balance of the related Class of Benefited Certificates immediately prior to such Distribution Date and (iii) the Day Count Fraction, and (b) with respect to any payment received by the Corridor Contract Administrator from the Counterparty in respect of an early termination of a Corridor Contract received during the period from and including the immediately preceding Distribution Date to and excluding the day immediately

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preceding the current Distribution Date, an amount equal to the product of (i)
a fraction, the numerator of which is equal to the lesser of (x) the related Notional Balance for the first Distribution Date on or after the early termination of such Corridor Contract and (y) the Class Certificate Balance of the related Class of Benefited Certificates immediately prior to the first Distribution Date on or after the early termination of such Corridor Contract, and the denominator of which is equal to the related Notional Balance for the first Distribution Date on or after the early termination of such Corridor Contract and (ii) the amount of such payment received in respect of such early termination. Notwithstanding the foregoing, in the event that the related
Class of Benefited Certificates are retired prior to the termination of the applicable Corridor Contract, the Net Payment for any Distribution Date following the Distribution Date on which such Class of Benefited Certificates are retired shall be $0.

          Notional Balance: With respect to a Corridor Contract and any Distribution Date, the "Notional Amount" specified for the Calculation Period related to such Distribution Date in such Corridor Contract.

          Responsible Officer: When used with respect to the Corridor Contract Administrator, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Corridor Contract Administrator customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Strike Rate: With respect to a Corridor Contract and any Distribution Date, either the "Cap Rate" or "Cap Rate I", as applicable, specified for the Calculation Period related to such Distribution Date in such Corridor Contract.

2. Appointment of Corridor Contract Administrator.

     Credit Suisse and the Trustee hereby appoint BNY to serve as Corridor Contract Administrator pursuant to this Agreement. The Corridor Contract Administrator accepts such appointment and acknowledges the transfer and assignment to it of Credit Suisse Management LLC's, an affiliate of Credit Suisse, rights under the Corridor Contracts pursuant to the Novation Confirmations. The Corridor Contract Administrator agrees to exercise the rights referred to above for the benefit of Credit Suisse and the Trustee on behalf of the Trust Fund and to perform the duties set forth in this Agreement.

3. Receipt of Funds; Corridor Contract Account.

     The Corridor Contract Administrator hereby agrees to receive, on behalf of Credit Suisse and the Trustee on behalf of the Trust Fund, all amounts paid by the Counterparty under the Corridor Contracts. The Corridor Contract Administrator shall establish and maintain a Corridor Contract Account into which the Corridor Contract Administrator shall deposit or cause to be deposited on the Business Day of receipt, all amounts payable by the Counterparty under the Corridor Contracts. All funds deposited in the Corridor Contract Account shall be held for the benefit of Credit Suisse and the Trustee on behalf of the Holders of the Benefited Certificates until withdrawn in accordance with this Section 3. The Corridor Contract Account shall be an

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"Eligible Account" as defined in the Pooling and Servicing Agreement and, if the Trust Fund is terminated pursuant to the Pooling and Servicing Agreement prior to the termination of this Agreement, the Corridor Contract Account shall be an account that would otherwise qualify as an "Eligible Account" under the Pooling and Servicing Agreement had the termination of the Trust Fund not occurred.

     Funds in the Corridor Contract Account shall remain uninvested.

     The Corridor Contract Administrator shall give at least 30 days' advance notice to Credit Suisse and the Trustee of any proposed change of location of the Corridor Contract Account prior to any change thereof.

4. Calculations; Distribution of Payments; Delivery of Notices.

     The Corridor Contract Administrator hereby agrees to perform the calculations necessary to distribute payments in accordance with this Section
4. The Corridor Contract Administrator shall perform such calculations based on (x) the Class Certificate Balances of the Benefited Certificates provided by the Trustee pursuant to the Pooling and Servicing Agreement and (y) the Notional Balances, Day Count Fractions and values of LIBOR provided by the Counterparty pursuant to the Corridor Contracts. The Corridor Contract Administrator shall, absent manifest error, be entitled to rely on information provided by the Trustee and the Counterparty.

     On the Business Day of receipt of any payment from the Counterparty, the Corridor Contract Administrator shall withdraw the amount of such payment from the Corridor Contract Account and distribute such amounts sequentially, as follows:

     (a) first, to the Trustee for deposit into the Corridor Contract Reserve Fund, the applicable Net Payment; and

     (b) second, to Credit Suisse, the applicable Excess Payment, in accordance with the following wiring instructions:

               Citibank
               ABA # 021000089
               Acct# 30489038
               ATTN: Peter Sack/CWALT 06-7CB

     The Corridor Contract Administrator shall prepare and deliver any notices required to be delivered under the Corridor Contracts.

5. Control Rights.

     The Controlling Party shall have the right to direct the Corridor Contract Administrator with respect to the exercise of any right under each Corridor Contract (such as the right to designate an Early Termination Date following an Event of Default (each such term as defined in such Corridor Contract). For purposes of this Agreement, the "Controlling Party" shall mean, with respect to any Corridor Contract, (i) if the Class Certificate Balance of the related Class of

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Benefited Certificates immediately prior to the most recent Distribution Date
(or, prior to the first Distribution Date, the original Class Certificate Balance) is equal to or greater than 50% of the Notional Balance of such Corridor Contract as of such Distribution Date (or, prior to the first Distribution Date, the original Notional Balance of such Corridor Contract), the Trustee, and (ii) if the Class Certificate Balance of the related Class of Benefited Certificates immediately prior to the most recent Distribution Date (or, prior to the first Distribution Date, the original Class Certificate Balance) is less than 50% of the Notional Balance of such Corridor Contract as of such Distribution Date (or, prior to the first Distribution Date, the original Notional Balance of such Corridor Contract), Credit Suisse.

6. Representations and Warranties of the Corridor Contract Administrator. The Corridor Contract Administrator represents and warrants as follows:

     (a) BNY is duly organized and validly existing as a banking corporation under the laws of the State of New York and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations as Corridor Contract Administrator under this Agreement.

     (b) The execution, delivery and performance of this Agreement by BNY as Corridor Contract Administrator has been duly authorized by BNY.

     (c) This Agreement has been duly executed and delivered by BNY as Corridor Contract Administrator and is enforceable against BNY in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

7. Certain Matters Concerning the Corridor Contract Administrator.

     (a) The Corridor Contract Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

     (b) No provision of this Agreement shall be construed to relieve the Corridor Contract Administrator from liability for its own grossly negligent action, its own gross negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided that:

          (i) the duties and obligations of the Corridor Contract Administrator shall be determined solely by the express provisions of this Agreement, the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Corridor Contract Administrator and the Corridor Contract Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or

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               opinions furnished to the Corridor Contract Administrator and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (ii) the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Corridor Contract Administrator, unless the Corridor Contract Administrator was grossly negligent or acted in bad faith or with willful misfeasance; and

          (iii) the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Controlling Party, or exercising any power conferred upon the Corridor Contract Administrator under this Agreement.

     (c)  Except as otherwise provided in Sections 7(a) and 7(b):

          (i) the Corridor Contract Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) the Corridor Contract Administrator may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

          (iii) the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) the Corridor Contract Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Credit Suisse or the Trustee; provided, however, that if the payment within a reasonable time to the Corridor Contract Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Corridor Contract Administrator not reasonably assured to the Corridor Contract Administrator by Credit Suisse and/or the Trustee, the Corridor Contract Administrator may require reasonable indemnity against such expense, or

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               liability from Credit Suisse and/or the Trustee, as the case may be, as a condition to taking any such action; and

          (v) the Corridor Contract Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it.

     (d) Credit Suisse covenants and agrees to pay or reimburse the Corridor Contract Administrator, upon its request, for all reasonable expenses and disbursements incurred or made by the Corridor Contract Administrator in accordance with any of the provisions of this Agreement except any such expense or disbursement as may arise from its negligence, bad faith or willful misconduct. The Corridor Contract Administrator and any director, officer, employee or agent of the Corridor Contract Administrator shall be indemnified by Credit Suisse and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, or in connection with the performance of any of the Corridor Contract Administrator's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Corridor Contract Administrator's duties hereunder. Such indemnity shall survive the termination of this Agreement or the resignation of the Corridor Contract Administrator hereunder. Notwithstanding anything to the contrary in this Section 7(a), any expenses, disbursements, losses or liabilities of the Corridor Contract Administrator or any director, officer, employee or agent thereof that are made or incurred as a result of any request, order or direction of any of the Certificateholders made to the Trustee as contemplated by Section 8.02(a)(ix) of the Pooling and Servicing Agreement and consequently made to the Corridor Contract Administrator by the Trustee shall be payable by the Trustee out of the security or indemnity provided by such Certificateholders pursuant to Section 8.02(a)(ix) of the Pooling and Servicing Agreement.

     (e) Upon the resignation of BNY as Trustee in accordance with the Pooling and Servicing Agreement, (i) BNY shall resign and be discharged from its duties as Corridor Contract Administrator hereunder and (ii) the Person that succeeds BNY as Trustee shall be appointed as successor Corridor Contract Administrator hereunder upon its execution, acknowledgement and delivery of the instrument accepting such appointment in accordance with Section 8.08 of the Pooling and Servicing Agreement, whereupon the duties of the Corridor Contract Administrator hereunder shall pass to such Person. In addition, upon the appointment of a successor Trustee under the Pooling and Servicing Agreement, such successor Trustee shall succeed to the rights of the Trustee hereunder.

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               8. Miscellaneous.

     (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (b) Each of BNY and Credit Suisse hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Agreement.

     (c) This Agreement shall terminate upon the termination of the Corridor Contracts and the disbursement by the Corridor Contract
          Administrator of all funds received under the Corridor Contracts to Credit Suisse and the Trustee on behalf of the Holders of the Benefited Certificates.

     (d) This Agreement may be amended, supplemented or modified in writing by the parties hereto.

     (e) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all such counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     (g) The representations and warranties made by the parties to this Agreement shall survive the execution and delivery of this Agreement. No act or omission on the part of any party hereto shall constitute a waiver of any such representation or warranty.

     (h) The article and section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning of this Agreement.

                           [SIGNATURE PAGE FOLLOWS]

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          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                       THE BANK OF NEW YORK,
                                       as Corridor Contract Administrator

                                       By:/s/ Cirino Emanuele
                                          ------------------------------------
                                       Name: Cirino Emanuele
                                       Title: Assistant Vice President

                                       THE BANK OF NEW YORK,
                                       as Trustee

                                       By:/s/ Cirino Emanuele
                                          ------------------------------------
                                       Name: Cirino Emanuele
                                       Title: Assistant Vice President

                                       CREDIT SUISSE SECURITIES (USA) LLC

                                       By:/s/ Kevin Steele
                                          ------------------------------------
                                       Name: Kevin Steele
                                       Title: Director

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                                   EXHIBIT A

                              CORRIDOR CONTRACTS


                                     A-1